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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                _____________

                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  August 9, 2006


                                _____________

                          THE PRINCETON REVIEW, INC.
            (Exact name of registrant as specified in its charter)

             Delaware                000-32469           22-3727603
   (State or Other Jurisdiction  (Commission File     (I.R.S. Employer
     of  Incorporation)              Number)         Identification No.)



                                2315 Broadway
                          New York, New York  10024
                   (Address of principal executive offices)


                                (212) 874-8282
                       (Registrant's telephone number,
                             including area code)

                 ____________________________________________
        (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 2.02       Results of Operations and Financial Condition.

        On August 9, 2006, The Princeton Review, Inc. issued a press release announcing financial results for the quarter ended June 30, 2006. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

        The information included herein and in Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

Item 9.01       Financial Statements and Exhibits.

(c)     Exhibits.

        99.1    Press release dated August 9, 2006.




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                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   August 9, 2006

                                        THE PRINCETON REVIEW, INC.


                                        By /s/ Andrew J. Bonanni
                                           ---------------------
                                           Name:  Andrew J. Bonanni
                                           Title:  Chief Financial Officer


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                                EXHIBIT INDEX


Exhibit         Description
-------         -----------

99.1            Press release dated August 9, 2006